Subject to the conditions herein, Everest consents to the removal of Proposal #2 from the current proxy materials filed with the SEC by the "Super 8" partnerships. This consent will expire if the proxies are not mailed to the limited partners by November 30, 1998. If the proxies are not mailed by such date, you can seek an extension of the mailing date (which extension can be granted or withheld in our sole discretion) or you can reinstate Proposal #2 to the proxy materials in accordance with our original agreement.

     Further, this consent is effective only if we receive the signed Second Amendment of Agreement dated November 5, 1998.

                          Second Amendment to Agreement


This is the second amendment to the Agreement, dated April 20, 1998, as amended by Amendment to Agreement, dated May 15, 1998, between Grotewohl Management Services, Inc., Mark Grotewohl, Everest Properties, LLC, Everest Properties II, LLC and Everest Financial, Inc. The date of this second amendment is October 29, 1998.

The Agreement is hereby further amended as follows:

     A new sentence shall be added to the end of Paragraph (2) as follows: "The commercially reasonable extensions referred to above shall not extend beyond (a) October 30, 1998 for section 2(a) and (b) January 31, 1999 for section 2(c).

Date:     October 29, 1998    Grotewohl Management Services, Inc.


                              By: /s/ PHILIP B. GROTEWOHL
                                   Philip B. Grotewohl, Chairman
                                     as General Partner of
                                   Super 8 Motels, Ltd.
                                   Super 8 Motels II, Ltd.
                                   Super 8 Motels III, Ltd.
                                   Super 8 Economy Lodging IV, Ltd.
                                   Famous Host Lodging V, Ltd.

                              By:  /s/ MARK GROTEWOHL
                                   Mark Grotewohl, as an individual


                              Everest Properties II, LLC
                              Everest Properties, LLC


                              By:  /s/ W. ROBERT KOHORST
                                   W. Robert Kohorst, President
                                     for itself and as Manager of
                                   Everest Madison Investors, LLC
                                   Everest Lodging Investors, LLC
                                   KM Investments, LLC


                             Everest Financial, Inc.

                              By:  /s/ W. ROBERT KOHORST
                                   W. Robert Kohorst, President